EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Taylor Morrison Home Corporation (the “Company”) on Form 10-K for the year ending December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, C. David Cone, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 24, 2014	/s/ C. David Cone
C. David Cone
Vice President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer)
Taylor Morrison Home Corporation